EXHIBIT 10.4

Joint AMENDMENT NO. 2 TO

SECURITIES PURCHASE AGREEMENT

and registration rights agreement

This Joint Amendment No. 2 (the “Amendment”) is entered into as of October 29, 2013, by and between Arno Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned Purchasers.

WHEREAS, the Company and the undersigned Purchasers are, together with certain other Purchasers, parties to that certain Securities Purchase Agreement dated November 26, 2012, as previously amended on December 13, 2012, and March 25, 2013 (the “Purchase Agreement”) and that certain Registration Rights Agreement dated November 26, 2012, as previously amended on March 25, 2013 (the “Registration Rights Agreement”);

WHEREAS, Section 5.5 of the Purchase Agreement provides that the provisions thereof may only be waived, modified, supplemented or amended by a written instrument signed by the Company and the Purchasers holding at least two-thirds of the Securities (as defined in such agreement) then outstanding;

WHEREAS, Section 6(f) of the Registration Rights Agreement provides that the provisions of the Registration Rights Agreement may only be waived, modified, supplemented or amended by a written instrument signed by the Company and the Purchasers holding at least two-thirds of the Registrable Securities (as defined in such agreement) then outstanding;

WHEREAS, the undersigned Purchasers collectively hold (i) with respect to the Purchase Agreement, more than two-thirds of the Securities outstanding, and (ii) with respect to the Registration Rights Agreement, more than two-thirds of the Registrable Securities outstanding; and

WHEREAS, in accordance with Section 5.5 of the Purchase Agreement, the Company and the undersigned Purchasers desire to (i) amend the Purchase Agreement to eliminate the rights of the Purchaser’s to participate in a Subsequent Financing, (ii) amend the Purchase Agreement to allow the Company to issue Common Stock or Common Stock Equivalents, and (iii) effect a waiver of the Purchasers’ piggy-back registration rights under certain limited circumstances.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1. Subsequent Equity Sales. Section 4.13(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a) Except as otherwise permitted by this Agreement, until the 18-month anniversary of the Effective Date, neither the Company nor any Subsidiary shall effect or enter into an agreement to effect any issuance by the Company of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.”

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2. Participation in Future Financing. The Purchase Agreement is hereby amended to delete Section 4.12 in its entirety.

3. Piggy-Back Registrations. With respect to the Registration Rights Agreement, the Purchasers hereby waive any piggyback registration rights they may have pursuant to Section 6(e) of the Registration Rights Agreement for any registration statements filed pursuant to that certain registration rights agreement dated October 29, 2013, by and among the Company and certain holders of Company securities identified therein.

4. Miscellaneous. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement. Except as amended or modified by this Amendment, the parties hereby confirm all other terms and provisions of the Purchase Agreement and the Registration Rights Agreement. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

Signature Pages Follow

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IN WITNESS WHEREOF, the parties hereto have caused this Joint Amendment No. 2 to be duly executed by their respective authorized signatories as of the date first indicated above.

Arno Therapeutics, inc.
By:____/s/ Glenn R. Mattes______________ Name: Glenn R. Mattes Title: President & Chief Executive Officer

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SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[PURCHASER SIGNATURE PAGES TO

Joint amendment no. 2]

IN WITNESS WHEREOF, the undersigned have caused this Joint Amendment No. 2 to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]